                                                                    EXHIBIT 10.2


                               LOCK UP AGREEMENT
                               -----------------


     This Lock Up Agreement (hereinafter called the "Agreement") is entered into by and between Retractable Technologies, Inc., a Texas corporation (hereinafter referred to as "RTI" or the "Company"), and Lillian E. Salerno, effective as of November 4, 2000. RTI and Ms. Salerno are hereinafter collectively referred to as the "Parties."


                                    RECITALS
                                    --------

     WHEREAS, the Board of Directors of RTI has determined that it is in the best interest of the Company to restrict the transfer of large portions of the Common Stock of RTI; and

     WHEREAS, Ms. Salerno agrees that restrictions on the transfer of large portions of the Common Stock of RTI are in the best interest of the Company and the market value of her Common Stock; and

     WHEREAS, Ms. Salerno owns 2,800,000 shares of the Common Stock of RTI, no par value, as of the date of this Agreement; and

     WHEREAS, Ms. Salerno has agreed to limit her ability to transfer ownership of her Common Stock of RTI for two (2) years in exchange for $10.00 and other good and valuable consideration;


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. The foregoing recitals are true, correct, and complete and constitute the basis for this Agreement and are incorporated into this Agreement for all purposes.

     2. Ms. Salerno agrees that for a period of one year from the effective date of this Agreement, she will not offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, an amount greater than a cumulative 3% of the shares of Common Stock of the Company now owned by her.

     3. At the end of the initial one year period from the effective date of this Agreement, Ms. Salerno further agrees that for a period of one subsequent year she will not offer, pledge, sell, contract to sell, grant any option for the sale of, or

LOCK UP AGREEMENT - Page 1 of 3 Pages
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otherwise dispose of, directly or indirectly, an amount greater than a cumulative 7% of the shares of Common Stock of the Company owned by her as of the date of this Agreement. This Agreement shall not apply to shares purchased by Ms. Salerno subsequent to the effective date of this Agreement.

     4. RTI agrees to pay Ms. Salerno $10.00 upon receipt of this fully executed Agreement.

     5. Ms. Salerno further agrees that she will not, without the prior consent of the Board of Directors of RTI during the 2-year period beginning on the effective date of this Agreement, make any demand or exercise any right with respect to the registration of her shares owned as of the date of this Agreement.

     6. Ms. Salerno further agrees that RTI (i) may instruct its transfer agent not to transfer such securities; (ii) may provide a copy of this Agreement to RTI's transfer agent for the purpose of instructing the Company's transfer agent to place a legend on the certificate(s) evidencing the securities subject hereto and disclosing that any transfer, sale, contract for sale, devise, gift, assignment, pledge, or hypothecation of such securities is subject to the terms of this Agreement; and (iii) may issue stop-transfer instructions to its transfer agent for the period contemplated by this Agreement for such securities.

     7. Ms. Salerno agrees that any breach of this Agreement will cause RTI irreparable damage for which there is no adequate remedy at law. If there is a breach or threatened breach of this Agreement by Ms. Salerno, Ms. Salerno hereby agrees that RTI shall be entitled to the issuance of an immediate injunction without notice to restrain the breach or threatened breach. Ms. Salerno also agrees that RTI shall be entitled to pursue any other remedies for such a breach or threatened breach, including a claim for money damages.

     8. This Agreement is irrevocable and is binding on the undersigned and the personal representatives and assigns of the undersigned. Notwithstanding anything contained herein, this Agreement shall immediately terminate upon the death of the undersigned and shall not be binding upon the heirs or successors of the undersigned. Nothing in this Agreement shall constitute an offer to sell or a solicitation of an offer to buy, and this Agreement shall create no obligation to purchase Common Stock or securities of the Company.

     9. Any attempted sale, transfer, or other disposition in violation of this Agreement shall be null and void.

     10. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION, OR

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                                       2
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INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

     11. This Agreement supersedes any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matters hereof and constitutes the sole and only agreement between the Parties with respect to these matters. Each party to this Agreement acknowledges that no representations, inducements, promises, or other agreements, orally or otherwise, have been made by any party hereto or by anyone acting on behalf of any party hereto, which are not embodied herein, and that any agreement, statement, or promise that is not contained in this Agreement shall not be valid or binding or of any force or effect.

     12. No change or modification of this Agreement shall be valid or binding without the prior approval of RTI's Board of Directors.

     13. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement of this Agreement and this Agreement shall be construed as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

     14. The Parties acknowledge that they have carefully read this Agreement and know the contents hereof.

     IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date above written.


                         RETRACTABLE TECHNOLOGIES, INC.


                         BY:  /s/  THOMAS J. SHAW
                            -------------------------------------
                            THOMAS J. SHAW
                            PRESIDENT


                          /s  LILLIAN E. SALERNO
                         ----------------------------------------
                         LILLIAN E. SALERNO
                         INDIVIDUALLY


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